UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

Larimar Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36510	20-3857670
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 506 Bala Cynwyd, Pennsylvania	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 511-9056

Zafgen, Inc.

3 Center Plaza, Suite 610

Boston, Massachusetts 02108

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LRMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Larimar Therapeutics, Inc. (f/k/a Zafgen, Inc.), a Delaware corporation (the “Company”), to amend its Current Report on Form 8-K (the “Original 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2020, in connection with the consummation on May 28, 2020 of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated December 17, 2019 (the “Merger Agreement”), by and among the Company, Zordich Merger Sub, Inc. (“Zordich”), Chondrial Therapeutics, Inc. (“Chondrial”) and Chondrial Therapeutics Holdings, LLC (“Holdings”), pursuant to which Zordich merged with and into Chondrial, with Chondrial surviving as a wholly-owned subsidiary of the Company (the “Merger”). On June 26, 2020, the Company filed an Amendment No. 1 to the Original 8-K (“Amendment No. 1”) with the Commission to provide, among other things, (i) the historical audited financial statements of Chondrial as of and for the years ended December 31, 2019 and 2018, and the unaudited condensed consolidated financial statements as of March 31, 2020 and for the three month periods ended March 31, 2020 and 2019; and (ii) the unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2020 and for the year ended December 31, 2019. The Company is filing this Amendment No. 2 to amend and supplement Item 9.01 of Amendment No. 1 to provide unaudited pro forma condensed combined financial statements for the six-month period ended June 30, 2020. All other items in Amendment No. 1 remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Chondrial for the six-month period ended June 30, 2020, filed herewith and attached hereto as Exhibit 99.1, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document

99.1	Unaudited pro forma condensed combined financial statements of the Company and Chondrial for the six-month period ended June 30, 2020 and the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Larimar Therapeutics, Inc.

By:	/s/ Carole S. Ben-Maimon, M.D.
Name:	Carole S. Ben-Maimon, M.D.
Title:	President and Chief Executive Officer

Date: August 14, 2020